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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                February 6, 1997

                        BEAL FINANCIAL CORPORATION
           (Exact name of Registrant as specified in its Charter)


     TEXAS                    33-93312                  75-2583551
(State or other         (Commission File No.)         (IRS Employer
jurisdiction of                                       Identification Number)
incorporation)

SUITE 300, LB 66, 15770 NORTH DALLAS PARKWAY              75248
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:   (214) 404-4000

                               N/A
(Former name or former address, if changed since last report)


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ITEM 8. CHANGE IN FISCAL YEAR

     On February 6, 1997, the Registrant issued the press release attached as
Exhibit 99 announcing that its shareholders had unanimously approved a change in the status of the Registrant for federal income tax purposes to a Subchapter S Corporation, and accordingly, changing its fiscal year end from June 30 to December 31. As a result the Registrant will file a Form 10-K for the period ended December 31, 1996.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     c)  Exhibits

         The Exhibit referred to in Item 8 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.
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Exhibit                                                             Sequential
 Number                          Description                         Page No.
---------   --------------------------------------------------      ----------
   99       Press release, dated February 6, 1997                         5


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                                 SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     BEAL FINANCIAL CORPORATION

Date: February 10, 1997                  By: /s/ David R. Farmer
      ---------------------              ----------------------------
                                           David R. Farmer
                                           Sr. Vice President

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